EXHIBIT 10.1
FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Agreement”) is entered into to be effective as of November 28, 2005, by and among HOME INTERIORS & GIFTS, INC., a Texas corporation (“Borrower”), each lender party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent (in such capacity, “Administrative Agent”).
R E C I T A L S
     A. Reference is hereby made to that certain Credit Agreement dated as of March 31, 2004, executed by Borrower, Administrative Agent, and Lenders (as amended, the “Credit Agreement”).
     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
     C. Borrower and Lenders desire to waive and modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Waiver. Lenders hereby waive during the period from and including June 30, 2005 to but excluding December 15, 2005, compliance by Borrower with the Consolidated Leverage Ratio set forth in Section 7.1(a) of the Credit Agreement and the Consolidated Interest Coverage Ratio set forth in Section 7.1(b) of the Credit Agreement, in each case for the period ending on each of June 30, 2005 and September 30, 2005 (it being understood that such waiver shall expire on December 15, 2005 such that any Default or Event of Default that would have occurred during the period from and including June 30, 2005 to but excluding December 15, 2005 (without giving effect to any waiver by Lenders of such Default or Event of Default) shall be deemed to have occurred on December 15, 2005 and shall be continuing thereafter).
     2. Amendments to the Credit Agreement.
     (a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in its appropriate alphabetical order:
     “Fourth Amendment”: the Fourth Amendment and Waiver to Credit Agreement, dated as of November 28, 2005, to and under this Agreement.
     “Fourth Amendment Effective Date”: the date on which the conditions to the effectiveness of the Fourth Amendment shall have been satisfied, which date is November 28, 2005.
     (b) Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Waiver Period” in its entirety and replace such definition with the following:
     “Waiver Period”: the period from and including September 29, 2005 to but excluding December 15, 2005.”
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     (c) Section 4.2 of the Credit Agreement is hereby amended by adding the following proviso at the end of such Section immediately before the period therein:
     “; provided, however, that during the Waiver Period, the foregoing representation as to a material adverse effect on the business, property, operations or condition (financial or otherwise) of the Group Members taken as a whole shall be made since September 30, 2005”.
     (d) Section 10.5 of the Credit Agreement is hereby amended by adding the following additional paragraph at the end thereof:
     “Notwithstanding the foregoing, on and after the Fourth Amendment Effective Date, all fees and expenses incurred (i) by any consultant or any similar agent or advisor of the Administrative Agent or any Lender or (ii) in connection with the any inspections permitted under Section 6.6 shall first be submitted to, and approved by, the Required Lenders, in their sole discretion, before being subject to the reimbursements rights of such Person under this Section 10.5.”
     3. Amendments to Credit Agreement and Other Loan Documents.
     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.
     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
     4. Representations. Each Loan Party that is a party hereto represents and warrants to Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each such Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each such Loan Party of this Agreement; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Loan Party that is a party thereto and are enforceable against each Loan Party in accordance with their respective terms, (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity (whether enforcement is sought by proceedings in equity or law)); (d) the execution, delivery, and performance by each Loan Party that is a party hereto of this Agreement do not require the consent of any other Person and do not and will not constitute a violation of any Laws, order of any Governmental Authority, or material agreements to which any such Loan Party that is a party or by which any such Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement (after giving effect hereto), except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Agreement, no Default or Event of Default exists.
     5. Conditions. This Agreement shall not be effective unless and until this Agreement is executed by the Borrower and the Required Lenders and the Ratification attached hereto and made a part of this Agreement is executed by each other Loan Party.
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     6. Continued Effect. Except to the extent amended or waived hereby, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. Borrower acknowledges and agrees that nothing in this Amendment shall, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of compliance with any such provision not referenced in Section 1 of this Amendment or for any other time period.
     7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed — and its performance enforced — under New York law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart signature page of this Agreement or the Ratification attached hereto by facsimile is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.
     8. Parties. This Agreement binds and inures to the benefit of Borrower, the other Loan Parties, the Administrative Agent and each Lender and their respective successors and permitted assigns.
     9. Entireties. The Credit Agreement and the other Loan Documents, as amended by this Agreement, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:

Title:

Fourth Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

, as a Lender

By:

Name:

Title:

Fourth Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HOME INTERIORS & GIFTS, INC., a Texas corporation

By:

Name:

Title:

Fourth Amendment and Waiver to Credit Agreement

RATIFICATION
Each of the undersigned, in its capacity as a Guarantor under the Guarantee and Collateral Agreement, does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing Fourth Amendment and Waiver and (b) after giving effect to such Amendment and Waiver, (i) confirms, reaffirms and restates the representations and warranties made by it in each Loan Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Loan Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such Fourth Amendment and Waiver.

DWC GP, INC.
HOME INTERIORS DE PUERTO RICO, INC.
SPRING VALLEY SCENTS, INC.
EM BEOHM, INC.
HOMCO, INC.
GIA, INC.

By:

Name:

Title:

DOMISTYLE, INC.

By:

Name:

Title:

HIG INVESTMENTS, INC.

By:

Name:

Title:

DALLAS WOODCRAFT COMPANY, LP.

By: DWC GP, INC., its general partner

By:

Name:

Title:

LAREDO CANDLE COMPANY, LP.

By: SPRING VALLEY SCENTS, INC., its general partner

By:

Name:

Title:

Fourth Amendment and Waiver to Credit Agreement